Exhibit 99.1

PowerFleet Reports First Quarter 2022 Financial Results

Total Revenue up 14% Year-Over-Year to $33.2 Million and High Margin, Recurring and Services Revenue up 7% Year-Over-Year to $18.8 million

Woodcliff Lake, NJ — May 10, 2022 — PowerFleet, Inc. (Nasdaq: PWFL), a global leader of SaaS-based data insight solutions that manage enterprise assets for seamless business operations, reported results for the first quarter ended March 31, 2022.

First Quarter 2022 Financial Highlights

●	Total revenue was $33.2 million, up 14% year-over-year.

●	High margin, recurring and services revenue increased 7% year-over-year to $18.8 million, or 57% of total revenue.

●	$20.9 million in cash and cash equivalents and working capital of $40.5 million at quarter-end.

Management Commentary

“The first quarter marked a solid start to the year, highlighted by 14% year-over-year revenue growth,” said PowerFleet CEO Steve Towe. “The double-digit growth we realized in the quarter was driven by ongoing deployments with major customers, including Walmart, Albertsons, and American Intermodal Management. Additionally, we saw growth across our core verticals and markets, particularly in Mexico and our Pointer operation, both of which are realizing solid growth with key partners.

“Operationally, we continue to navigate through the global supply chain and electronic component challenges to deliver solutions that our valued customers rely on for their business operations. As we progress through 2022, we expect product gross profit to improve as we begin to realize the benefits from our operational and product reengineering initiatives. Longer term, we are confident these measures will give us better control over our supply chain and how we deliver products to customers. In parallel, we’re working hard to expand recurring revenue while reducing operating expenses through even closer integration of our business units.

“Our companywide focus in 2022 is on establishing a world-class SaaS and AI platform to maximize the impact we make for our customers and increase the wallet share we can derive in the future. PowerFleet is well positioned to capitalize on this opportunity thanks to the depth and breadth of our technology, specifically the rich history of innovative devices, sensors, suite of software applications and data, coupled with the growing need for real-time AI-based insights across our SaaS offerings. We are executing to plan and are confident the successful realization of our vision will create a highly scalable, repeatable, and profitable global organization for the years ahead.”

First Quarter 2022 Financial Results

Total revenue increased 14% to $33.2 million from $29.0 million in the same year-ago period.

Services revenue was $18.8 million, or 57% of total revenue, an improvement compared to $17.6 million, or 61% of total revenue, in the same year-ago period. Product revenue, which drives future services revenue, was $14.4 million, or 43% of total revenue, compared to $11.4 million, or 39% of total revenue, in the same year-ago period.

Gross profit was $14.4 million, or 43% of total revenue, compared to $14.5 million, or 50% of total revenue, in the same year-ago period. Service gross profit was $12.0 million, or 64% of total service revenue, compared to $11.2 million, or 64% of total service revenue, in the same year-ago period. Product gross profit was $2.4 million, or 17% of total product revenue, compared to $3.3 million, or 29% of total product revenue, in the same year-ago period. In Q1 2022, product gross profit was impacted by product mix, higher costs associated with supply chain issues and electronic component shortages and inflation.

Selling, general and administrative expenses were $14.9 million, compared to $16.1 million in the prior quarter and $13.6 million in the same year-ago period. Research and development expenses were $3.2 million, compared to $2.7 million in the same year-ago period.

Net loss attributable to common stockholders totaled $4.1 million, or $(0.12) per basic and diluted share (based on 35.3 million weighted average shares outstanding), compared to net loss attributable to common stockholders of $3.0 million, or $(0.09) per basic and diluted share, in the same year-ago period (based on 33.3 million weighted average shares outstanding).

Non-GAAP net loss, a non-GAAP metric, totaled $2.2 million, or $(0.06) per basic and diluted share (based on 35.3 million weighted average basic and diluted shares outstanding), compared to non-GAAP net income of $61,000, or $0.00 per basic and diluted share (based on 33.3 million weighted average basic shares outstanding and 41.8 million weight average diluted shares outstanding), in the same year-ago period (See the section below titled “Non-GAAP Financial Measures” for more information about non-GAAP net income and its reconciliation to GAAP net income/loss).

Adjusted EBITDA loss, a non-GAAP metric, totaled $993,000, compared to adjusted EBITDA of $1.4 million in the same year-ago period (See the section below titled “Non-GAAP Financial Measures” for more information about adjusted EBITDA and its reconciliation to GAAP net income/loss).

At quarter-end, the company had $20.9 million in cash and cash equivalents. The company’s working capital position at quarter-end was $40.5 million.

Investor Conference Call

PowerFleet management will discuss these results and business outlook on a conference call today (Tuesday, May 10, 2022) at 8:30 a.m. Eastern time (5:30 a.m. Pacific time).

PowerFleet management will host the presentation, followed by a question-and-answer session.

Toll Free: 888-506-0062

International: 973-528-0011

Entry code: 949768

The conference call will be broadcast simultaneously and available for replay here and in via the investor section of the company’s website at ir.powerfleet.com.

If you have any difficulty connecting with the conference call, please contact PowerFleet’s investor relations team at 949-574-3860.

Non-GAAP Financial Measures

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), PowerFleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share and adjusted EBITDA. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of PowerFleet’s current financial performance. Specifically, PowerFleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternate to net income or cash flow from operating activities as an indicator of operating performance or liquidity. Because PowerFleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the nearest GAAP measures can be found in the financial tables included in this press release.

PowerFleet, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted EBITDA Financial Measures

(Unaudited)

	Three Months Ended
	March 31,
	2021	2022

Net loss attributable to common stockholders	$(2,983,000)	$(4,124,000)
Non-controlling interest	-	1,000
Preferred stock dividend and accretion	1,196,000	1,196,000
Interest (income) expense, net	458,000	431,000
Other (income) expense, net	-	1,000
Income tax (benefit) expense	473,000	(703,000)
Depreciation and amortization	2,141,000	2,089,000
Stock-based compensation	1,097,000	457,000
Foreign currency translation	(1,019,000)	(341,000)

Adjusted EBITDA	$1,363,000	$(993,000)

PowerFleet, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Net Income (Loss) Financial Measures

(Unaudited)

	Three Months Ended
	March 31,
	2021	2022

Net loss attributable to common stockholders	$(2,983,000)	$(4,124,000)
Preferred stock dividend and accretion	1,196,000	1,196,000
Other (income) expense, net	-	1,000
Intangible assets amortization expense	1,299,000	1,274,000
Stock-based compensation	1,097,000	457,000
Foreign currency translation	(1,019,000)	(341,000)
Non-cash portion of income tax expense	471,000	(706,000)
Non-GAAP net income (loss)	$61,000	$(2,243,000)

Non-GAAP net income (loss) - basic	$0.00	$(0.06)
Non-GAAP net income (loss) - diluted	$0.00	$(0.06)
Weighted average common shares outstanding - basic	33,259,000	35,332,000
Weighted average common shares outstanding - diluted	41,771,000	35,332,000

About PowerFleet

PowerFleet® Inc. (NASDAQ: PWFL; TASE: PWFL) is a global leader of subscription-based wireless solutions that manage enterprise assets for seamless business operations. PowerFleet’s patented technologies are the proven solution for organizations that must monitor and analyze their assets to improve safety, increase efficiency, reduce costs, and drive profitability. Our offerings are sold under the global brands PowerFleet, Pointer, and Cellocator. PowerFleet’s global headquarters are in Woodcliff Lake, New Jersey, with additional offices around the globe. For more information, please visit www.powerfleet.com, the content of which does not form a part of this press release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to PowerFleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond PowerFleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion, or other financial information; emerging new products; and plans, strategies, and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition of Pointer, which may be affected by, among other things, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for PowerFleet’s products to continue to develop, the possibility that PowerFleet may not be able to integrate successfully the business, operations and employees of I.D. Systems and Pointer, the inability to protect PowerFleet’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in PowerFleet’s filings with the Securities and Exchange Commission, including PowerFleet’s annual report on Form 10-K for the year ended December 31, 2021. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, PowerFleet. Unless otherwise required by applicable law, PowerFleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

PowerFleet Investor Contact

Matt Glover
Gateway Investor Relations
PWFL@gatewayir.com

(949) 574-3860

PowerFleet Media Contact

Calen McGee

powerfleet@n6a.com

(908) 461-0266

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations Data

	Three Months Ended
	March 31,
	2021	2022
	(Unaudited)	(Unaudited)
Revenue:
Products	$11,420,000	$14,392,000
Services	17,571,000	18,769,000

	28,991,000	33,161,000
Cost of revenue:
Cost of products	8,152,000	11,978,000
Cost of services	6,369,000	6,784,000

	14,521,000	18,762,000

Gross Profit	14,470,000	14,399,000

Operating expenses:
Selling, general and administrative expenses	13,608,000	14,912,000
Research and development expenses	2,745,000	3,229,000

	16,353,000	18,141,000

Loss from operations	(1,883,000)	(3,742,000)
Interest income	12,000	13,000
Interest expense	(470,000)	(444,000)
Foreign currency translation of debt	1,027,000	544,000
Other (expense) income, net	-	(1,000)

Net loss before income taxes	(1,314,000)	(3,630,000)

Income tax benefit (expense)	(473,000)	703,000

Net loss before non-controlling interest	(1,787,000)	(2,927,000)
Non-controlling interest	-	(1,000)

Net loss	(1,787,000)	(2,928,000)
Accretion of preferred stock	(168,000)	(168,000)
Preferred stock dividend	(1,028,000)	(1,028,000)

Net loss attributable to common stockholders	$(2,983,000)	$(4,124,000)

Net loss per share - basic and diluted	$(0.09)	$(0.12)
Weighted average common shares outstanding - basic
and diluted	33,259,000	35,332,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet Data

	As of
	December 31, 2021	March 31, 2022
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$26,452,000	$20,559,000
Restricted cash	308,000	308,000
Accounts receivable, net	32,094,000	31,861,000
Inventory, net	18,243,000	20,313,000
Deferred costs - current	1,762,000	1,416,000
Prepaid expenses and other current assets	9,051,000	10,716,000
Total current assets	87,910,000	85,173,000

Deferred costs - less current portion	249,000	224,000
Fixed assets, net	8,988,000	8,532,000
Goodwill	83,487,000	83,487,000
Intangible assets, net	26,122,000	24,848,000
Right of use asset	9,787,000	9,597,000
Severance payable fund	4,359,000	4,282,000
Deferred tax asset	4,262,000	4,977,000
Other assets	4,703,000	4,778,000
Total assets	$229,867,000	$225,898,000

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$6,114,000	$6,006,000
Accounts payable and accrued expenses	29,015,000	28,777,000
Deferred revenue - current	6,519,000	7,168,000
Lease liability - current	2,640,000	2,718,000
Total current liabilities	44,288,000	44,669,000

Long-term debt, less current maturities	18,110,000	16,258,000
Deferred revenue - less current portion	4,428,000	4,466,000
Lease liability - less current portion	7,368,000	7,128,000
Accrued severance payable	4,887,000	4,857,000
Deferred tax liability	5,220,000	5,305,000
Other long-term liabilities	706,000	738,000

Total liabilities	85,007,000	83,421,000

MEZZANINE EQUITY
Convertible redeemable Preferred stock: Series A	52,663,000	53,859,000

STOCKHOLDERS’ EQUITY	-	-
Total Powerfleet, Inc. stockholders’ equity	92,111,000	88,516,000
Non-controlling interest	86,000	102,000
Total equity	92,197,000	88,618,000
Total liabilities and stockholders’ equity	$229,867,000	$225,898,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flow Data

	Three Months Ended March 31,
	2021	2022

Cash flows from operating activities
Net loss	$(1,787,000)	$(2,928,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Non-controlling interest	-	1,000
Inventory reserve	74,000	53,000
Stock based compensation expense	1,357,000	457,000
Depreciation and amortization	2,144,000	2,089,000
Right-of-use assets, non-cash lease expense	768,000	658,000
Bad debt expense	268,000	252,000
Deferred income taxes	473,000	(703,000)
Other non-cash items	88,000	556,000
Changes in:
Accounts receivable	(3,355,000)	(533,000)
Inventory	(829,000)	(1,929,000)
Prepaid expenses and other assets	214,000	(1,337,000)
Deferred costs	723,000	372,000
Deferred revenue	1,230,000	689,000
Accounts payable and accrued expenses	164,000	809,000
Lease liabilities	(748,000)	(631,000)

Net cash (used in) provided by operating activities	784,000	(2,125,000)

Capital expenditures	(597,000)	(610,000)

Net cash (used in) provided by investing activities	(597,000)	(610,000)

Cash flows from financing activities:
Net proceeds from stock offering	26,867,000	-
Payment of preferred stock dividends	(1,028,000)	-
Repayment of long-term debt	(1,315,000)	(1,497,000)
Short-term bank debt, net	91,000	-
Proceeds from exercise of stock options, net	70,000	-
Purchase of treasury stock upon vesting of restricted stock	(347,000)	(181,000)

Net cash (used in) provided by financing activities	24,338,000	(1,678,000)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,701,000)	(1,480,000)
Net (decrease) increase in cash, cash equivalents and restricted cash	22,824,000	(5,893,000)
Cash, cash equivalents and restricted cash - beginning of period	18,435,000	26,760,000

Cash, cash equivalents and restricted cash - end of period	$41,259,000	$20,867,000